                                                                  EXHIBIT 10.4

                                WARRANT AGREEMENT

                                 BY AND BETWEEN

                              MEDIX RESOURCES, INC.

                                       AND

                                   ROYCAP INC.

                          DATED AS OF DECEMBER 29, 2000

                              TABLE OF CONTENTS

Article I WARRANT CERTIFICATES
  Section 1.1  Warrant Certificates
  Section 1.2  Execution of Warrant Certificates
  Section 1.3  Registration of Warrant Certificates
  Section 1.4  Exchange and Transfer of Warrant Certificates
  Section 1.5  Lost, Stolen, Mutilated or Destroyed Warrant Certificates
  Section 1.6  Cancellation of Warrant Certificates

Article II WARRANT EXERCISE PRICE AND EXERCISE OF WARRANTS
  Section 2.1  Exercise Price
  Section 2.2  Registration of Warrants and Warrant Shares
  Section 2.3  Procedure for Exercise of Warrants
  Section 2.4  Issuance of Common Stock
  Section 2.5  Certificates for Unexercised Warrants
  Section 2.6  Reservation of Shares
  Section 2.7  No Impairment

Article III ADJUSTMENTS AND NOTICE PROVISIONS
  Section 3.1  Adjustment of Exercise Price
  Section 3.2  Certificate of Adjustments
  Section 3.3  Warrant Certificate Amendments
  Section 3.4  Fractional Shares

ARTICLE VI MISCELLANEOUS
  Section 4.1  Payment of Taxes and Charges
  Section 4.2  Changes to Agreement
  Section 4.3  Assignment
  Section 4.4  Successor to Company
  Section 4.5  Notices
  Section 4.6  Defects in Notice
  Section 4.7  Governing Law
  Section 4.8  Standing
  Section 4.9  Headings
  Section 4.10 Counterparts
  Section 4.11 Availability of the Agreement
  Section 4.12 Entire Agreement

                                WARRANT AGREEMENT

            THIS WARRANT  AGREEMENT  (the  "Agreement"),  dated as of December
29, 2000,  is entered into by and between  Medix  Resources,  Inc., a Colorado corporation  (the  "Company"),  and RoyCap Inc., an Ontario  corporation  (the
"Purchaser").

                                   WITNESSETH:

            WHEREAS,  the Company proposes to sell to Purchaser  pursuant to a
Securities  Purchase  Agreement,  dated as of the date hereof (the "Securities
Purchase  Agreement"),  by and  between  the  Company  and  the  Purchaser,  a
Convertible  Note (the  "Convertible  Note") of the Company  which permits the
Company to draw up to $2,500,000 ;

            AND  WHEREAS  the  Convertible  Note and the  Securities  Purchase
Agreement  provides for the  conversion  of a number of shares of Common Stock of the  Company,  for  the  issuance  of a  warrant  to the  Purchaser  in the circumstances  set  out  in  Section  5 of the  Convertible  Note  (the  "Call
Warrant") and further  provides for the issuance of warrants to purchase up to
1,250,000  shares of Common  Stock,  $0.001 par value per share of the Company at an  exercise  price as  described  herein  (the  "Advance  Warrants").  The
Advance Warrants and the Call Warrant are  collectively  referred to herein as the "Warrants".  The Common Stock issuable upon exercise of the Warrants shall be referred to herein as the "Warrant Shares".

            NOW,  THEREFORE,  in  consideration  of  the  premises  and of the mutual agreements herein contained, the parties hereto agree as follows:

                              WARRANT CERTIFICATES
Warrant  Certificates.   Contemporaneously  with  the  execution  hereof,  the
Company  shall issue a warrant  certificate  (the  "Warrant  Certificate")  to acquire  500,000  shares of the Common Stock of the Company  substantially  in the form of Exhibit A attached  hereto.  Thereafter,  the Company  shall issue
Warrant  Certificates  substantially in the form of Exhibit B attached hereto, each of which is a Warrant to acquire  250,000  shares of the Common  Stock of the Company,  contemporaneously with the advance of each of Tranche 3, Tranche
4 and  Tranche 5, as  defined in the  Securities  Purchase  Agreement.  In the circumstances  where the  Company is required  to issue the Call  Warrant,  it shall be  substantially  in the form of  Exhibit C attached  hereto.  All such
Warrant  Certificates  shall be issued  together with the form of the election to purchase (the "Election to Purchase") and assignment (the  "Assignment") to be attached  thereto,  and, in  addition,  may have such  letters,  numbers or other marks of identification or designation and such legends,  summaries,  or endorsements  stamped,  printed,  lithographed  or  engraved  thereon  as  the
Company may deem appropriate and as are not  inconsistent  with the provisions of this  Agreement,  or as, in any  particular  case,  may be  required in the opinion of counsel  for the  Company,  to comply with any law or with any rule or  regulation  of any  regulatory  authority  or  agency,  or to  conform  to customary usage.

Execution  of  Warrant   Certificates.   The  Warrant  Certificates  shall  be
executed  on  behalf  of the  Company  by its  Chairman  or  President  or any
Executive  Vice  President  and  attested  to by its  Secretary  or  Assistant
Secretary,  either  manually or by facsimile  signature  printed  thereon.  In case any  authorized  officer of the  Company who shall have signed any of the
Warrant  Certificates  shall  cease to be an  officer  of the  Company  either before  or  after  delivery  thereof  by the  Company  to any  Purchaser,  the signature  of  such  person  on  such  Warrant  Certificates  shall  be  valid nevertheless  and such  Warrant  Certificates  may be issued and  delivered to those persons  entitled to receive the Warrants  represented  thereby with the
same  force  and  effect  as  though  the  person  who  signed  such   Warrant
Certificates had not ceased to be an officer of the Company.

Registration  of Warrant  Certificates.  The Company  shall  number and keep a registry for the Warrant  Certificates  in a register as they are needed.  The
Company  may  deem  and  treat  the   registered   holder(s)  of  the  Warrant
Certificates  (the  "Holders")  as  the  absolute  owner(s)  thereof  for  all purposes and the Company shall not be affected by any notice to the contrary.

Exchange and Transfer of Warrant  Certificates.  The Warrant  Certificates may
be transferred or exchanged in accordance  with the provisions of Section 2(a)
thereof.

Lost,  Stolen,  Mutilated or Destroyed  Warrant  Certificates.  If any Warrant
Certificate shall be mutilated,  lost, stolen or destroyed,  the Company shall issue,  execute  and  deliver,  in  exchange  and  substitution  for and  upon cancellation  of a  mutilated  Warrant  Certificate,  or  in  lieu  of  or  in substitution  for a lost,  stolen  or  destroyed  Warrant  Certificate,  a new
Warrant  Certificate  representing an equivalent number of Warrants or Warrant
Shares.  If  required  by the  Company,  the  Holder of the  mutilated,  lost, stolen or destroyed Warrant  Certificate must provide indemnity  sufficient to protect  the  Company  from  any  loss  which  it may  suffer  if the  Warrant
Certificate is replaced.  Any such new Warrant  Certificate  shall  constitute an  original  contractual  obligation  of the  Company,  whether  or  not  the allegedly lost,  stolen,  mutilated or destroyed Warrant  Certificate shall be at any time enforceable by anyone.

Cancellation  of Warrant  Certificates.  Any Warrant  Certificate  surrendered upon the  exercise of Warrants or for  exchange or  transfer,  or purchased or otherwise  acquired  by the  Company,  shall  be  canceled  and  shall  not be reissued  by the  Company;  and,  except as  provided in Section 2.5 hereof in case of the exercise of less than all of the  Warrants  evidenced by a Warrant
Certificate  or in  Section  1.4  in  an  exchange  or  transfer,  no  Warrant
Certificate  shall  be  issued  hereunder  in lieu of  such  canceled  Warrant
Certificate.  Any Warrant  Certificate  so canceled  shall be destroyed by the
Company.

                       WARRANT EXERCISE PRICE AND EXERCISE
                                   OF WARRANTS
Exercise Price.  Each Warrant  Certificate  shall, when signed by the Chairman or President or any Executive  Vice President and attested to by the Secretary or Assistant Secretary of the Company,  entitle the Holder thereof to purchase from the Company,  subject to the terms and  conditions of this  Agreement and the Warrant  Certificate,  the number of fully paid and nonassessable  Warrant
Shares  evidenced  thereby at an  Exercise  Price per share of Ninety US Cents
($0.90)  in the case of the Call  Warrant,  and One  Dollar  and  Seventy-Five
Cents  U.S.  (US$1.75)  in the  case of the  Advance  Warrants  (the  "Initial
Exercise  Price"),  or in either case,  such adjusted number of Warrant Shares at such  adjusted  Exercise  Price  as may be  established  from  time to time pursuant  to the  provisions  of  Article  III  hereof,  payable  in  full  in accordance  with  Section 2.3 hereof,  at the time of exercise of the Warrant.
Except as the context  otherwise  requires,  the term "Exercise Price" as used in this Agreement  shall mean the purchase price of one share of Common Stock, reflecting all appropriate  adjustments made in accordance with the provisions of Article III hereof.

Registration  of Warrants  and Warrant  Shares.  The Company  shall secure the effective  registration  of the Warrant Shares for resale under the Securities
Act of 1933, as amended (the  "Securities  Act") upon the terms and subject to the conditions set forth in the Registration  Rights Agreement executed by the parties on the date hereof.  Promptly  after a  registration  statement  under the  Securities  Act covering  the Warrant  Shares has become  effective,  the
Company  shall cause notice  thereof  together  with a copy of the  prospectus covering the Warrant Shares to be mailed to each registered Holder.

Procedure  for Exercise of Warrants.  The Call Warrant may be exercised  for a period of forty-five  (45) Business Days from the Effective Date as defined in the  Securities  Purchase  Agreement.  The Advance  Warrants  may be exercised prior to the Expiration  Date (as  hereinafter  defined) at the Exercise Price at any time after the date of issuance.  The Advance  Warrants shall expire at
5:30 p.m.  (Eastern Time) on the Trading Day immediately  following the second anniversary  of the date  the  Advance  Warrant  or  Warrants  are  issued  in accordance with the Securities  Purchase  Agreement (the  "Expiration  Date").
The  Warrants  may be  exercised  by  surrendering  the  Warrant  Certificates representing  such Warrants to the Company at its address set forth in Section
4.5  hereof,  together  with the  Election  to  Purchase  duly  completed  and executed,  accompanied by payment in full, as set forth below,  to the Company of the  Exercise  Price  for each  Warrant  Share  in  respect  of which  such
Warrants are being  exercised.  Such  Exercise  Price shall be paid in full by cash or a  certified  check or a wire  transfer in same day funds in an amount equal to the Exercise  Price  multiplied by the number of Warrant  Shares then being purchased.

Issuance of Common Stock.  As soon as  practicable  after the Date of Exercise of any  Warrants,  and in any  event no later  that  three (3)  Business  Days thereafter  the  Company  shall,  if  possible,  electronically  settle into a brokerage account  designated by the Purchaser or, if not possible,  issue, or cause its transfer  agent to issue,  a  certificate  or  certificates  for the number of full Warrant Shares,  registered in accordance with the instructions set forth in the  Election  to  Purchase,  together  with cash for  fractional shares as  provided  in Section  3.10.  All  Warrant  Shares  issued  upon the exercise of any Warrants shall be validly  authorized and issued,  fully paid, non-assessable,  free of preemptive rights and (subject to Section 4.1 hereof)
free from all taxes,  liens,  charges and security interests in respect of the issuance  thereof.  Each person in whose name any such certificate for Warrant
Shares is issued  shall be deemed for all  purposes  to have become the holder of record of the Common Stock  represented  thereby on the Date of Exercise of the Warrants  resulting in the  issuance of such shares,  irrespective  of the date of issuance or delivery of such certificate for Warrant Shares.

Certificates  for  Unexercised  Warrants.  In the  event  that,  prior  to the
Expiration  Date, a Warrant  Certificate is exercised in respect of fewer than
all  of  the  Warrant  Shares  issuable  on  such  exercise,   a  new  Warrant
Certificate  representing  the  remaining  Warrant  Shares shall be issued and delivered pursuant to the provisions  hereof;  provided that the Company shall not be required to issue any Warrant  Certificate  representing any fractional
Warrant Shares.

Reservation  of  Shares.  The  Company  shall at all  times  reserve  and keep available,  free from  preemptive  rights,  for issuance  upon the exercise of
Warrants,  the maximum number of its authorized but unissued  shares of Common
Stock which may then be issuable upon the exercise in full of all  outstanding
Warrants.  The  Company  shall from time to time take all action  which may be necessary or appropriate so that the Warrant  Shares,  immediately  upon their issuance  following an exercise of Warrants,  will be listed or quoted, as the case may be, on the  principal  securities  exchanges  or  markets  within the
United  States of America,  if any, on which other  shares of the Common Stock are then listed.  Without  limitation  of Section 2.2 hereof,  nothing in this
Section  2.6 shall  require  the  Company to  maintain a current  registration statement or prospectus for the Warrant Shares.

No  Impairment.  The  Company  shall  not by any  action,  including,  without
limitation,   amending  its  certificate  of   incorporation  or  through  any
reorganization,  transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other  voluntary  action,  avoid or seek to avoid the observance or  performance  of any of the terms of the Warrants,  but will at all times in good faith  assist in the  carrying  out of all such terms and in the  taking of all such  actions  as may be  necessary  or  appropriate  to protect the rights of the Holders  against  impairment.  Without  limiting the generality of the  foregoing,  the Company will (a) not increase the par value of any Warrant Shares  receivable  upon the exercise of the Warrants above the amount payable therefor upon such exercise  immediately prior to such increase in par value,  (b) take all such action as may be necessary or  appropriate in order  that  the  Company  may  validly  and  legally  issue  fully  paid  and non-assessable  Warrant  Shares upon the exercise of any Warrant,  and (c) use its best  efforts to obtain all such  authorizations,  exemptions  or consents from  any  public  regulatory  body  having  jurisdiction  thereof  as  may be necessary  to  enable  the  Company  to  perform  its  obligations  under  the
Warrants.  Notwithstanding the foregoing  paragraph,  the Company shall not be required  to issue  Warrant  Shares  upon the  exercise of any Warrant if such issuance would result in a violation by the Company of any applicable law.

                        ADJUSTMENTS AND NOTICE PROVISIONS
Adjustment  of  Exercise  Price.  The  Exercise  Price and  number of  Warrant
Shares  issuable upon exercise of the Warrants are subject to adjustment  from time to time as set forth in this Section 3.1.  Upon each such  adjustment  of the Exercise Price  pursuant to this Section 3.1, the Holder shall  thereafter prior to the  Expiration  Date be entitled to purchase,  at the Exercise Price resulting  from such  adjustment,  the number of Warrant  Shares  obtained  by multiplying the Exercise Price in effect  immediately prior to such adjustment by the  number of  Warrant  Shares  issuable  upon  exercise  of the  Warrants immediately  prior to such  adjustment and dividing the product thereof by the
Exercise Price resulting from such adjustment.

  If the Company, at any time while the Warrants is outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock and not the Common Stock) payable in shares of Common Stock, (ii) subdivide or reclassify outstanding shares of
   Common Stock into a larger number of shares, or (iii) combine or reclassify outstanding shares of Common Stock into a smaller number of shares, the
     Exercise Price in effect after the event shall be the Exercise Price in effect immediately prior thereto multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any)
   outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.
    In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter, prior to the Expiration Date, to exercise the Warrants only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount thereof that would have been paid or distributed in respect of the Warrant Shares such Holder would have received had such Holder exercised the Warrants immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 3.1 upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.
    For the purposes of this Section 3.1, the following clauses shall also be applicable:
   Record Date. In case the Company shall take a record of the holders of its
    Common Stock for the purpose of entitling them (A) to receive dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase
  Common Stock or securities convertible or exchangeable into shares of Common
   Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.
    Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.
  All calculations under this Section 3.1 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.
                                       If:
     the Company shall declare a dividend (or any other distribution) on its
                                Common Stock; or
     the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or
   the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or
      the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or
 the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,
     then the Company shall cause to be mailed to each Holder at their last addresses  as they  shall  appear  upon  the  Warrant  Register,  at  least 30 calendar days prior to the  applicable  record or effective  date  hereinafter specified,  a notice stating (x) the date on which a record is to be taken for the purpose of such dividend,  distribution,  redemption,  rights or warrants, or if a record is not to be taken,  the date as of which the holders of Common
Stock of record to be entitled to such  dividend,  distributions,  redemption, rights  or  warrants  are to be  determined  or (y)  the  date on  which  such reclassification,  consolidation,  merger, sale, transfer or share exchange is expected  to  become  effective  or  close,  and the  date as of  which  it is expected  that holders of Common Stock of record shall be entitled to exchange
their  shares  of  Common  Stock  for  securities,   cash  or  other  property
deliverable  upon  such   reclassification,   consolidation,   merger,   sale,
transfer,  share exchange,  dissolution,  liquidation or winding up; provided, however,  that the failure to mail such notice or any defect therein or in the mailing  thereof  shall  not  affect  the  validity  of the  corporate  action required to be specified in such notice.

Certificate  of  Adjustments.  Whenever any  adjustment is to be made pursuant to this Article III, the Company shall  prepare a certificate  executed by the
Chief Financial  Officer of the Company,  setting forth such adjustments to be mailed to each Holder at least  fifteen (15) days prior  thereto,  such notice to include in reasonable  detail (a) the events  precipitating the adjustment,
(b) the  computation  of any  adjustments,  and (c) the Exercise Price and the number  of  shares  or the  securities  or  other  property  purchasable  upon exercise of each Warrant after giving effect to such adjustment.

Warrant Certificate  Amendments.  Irrespective of any adjustments  pursuant to this Article III, Warrant  Certificates  theretofore or thereafter issued need not be amended or replaced,  but certificates  thereafter issued shall bear an appropriate  legend or other notice of any  adjustments;  provided the Company may, at its  option,  issue new Warrant  Certificates  evidencing  Warrants in such  form as may be  approved  by its  Board  of  Directors  to  reflect  any adjustment  in the  Exercise  Price and number of Warrant  Shares  purchasable under the Warrants.

Fractional  Shares.  The Company  shall not be required  upon the  exercise of any  Warrant  to  issue  fractional  Warrant  Shares  which  may  result  from adjustments  in  accordance  with this  Article III to the  Exercise  Price or number of Warrant  Shares  purchasable  under each  Warrant.  If more than one
Warrant  is  exercised  at one time by the same  Holder,  the  number  of full
Warrant  Shares  which shall be issuable  upon the exercise  thereof  shall be computed  based on the aggregate  number of Warrant  Shares  purchasable  upon exercise  of such  Warrants.  With  respect to any final  fraction  of a share called for upon the  exercise of any Warrant or  Warrants,  the Company  shall pay an amount in cash to the Holder of the  Warrants  in respect of such final fraction  in an  amount  equal to the Fair  Market  Value of a share of Common
Stock  as of the  Date  of  Exercise  of  such  Warrants,  multiplied  by such fraction.  All  calculations  under  this  Section  3.4  shall  be made to the nearest hundredth of a share.

            As used herein:  (a) the term "Fair Market  Value," on a per share basis, means the average of the daily Closing Prices (as hereinafter  defined)
of the Common Stock for the five (5) consecutive  Trading Days (as hereinafter defined)  ending the Trading Day  immediately  preceding the Date of Exercise;
(b) the term "Date of Exercise"  with respect to any Warrant means the date on which such  Warrant is  exercised as provided  herein;  (c) the term  "Closing
Price"  for any date  shall  mean the last sale  price  reported  in The Wall
Street  Journal  regular way or, in case no such  reported sale takes place on such date,  the average of the last reported bid and asked prices regular way, in either  case on the  principal  national  securities  exchange on which the
Common Stock is admitted to trading or listed if that is the principal  market for the Common  Stock or, if not listed or admitted to trading on any national securities  exchange  or if  such  national  securities  exchange  is not  the principal  market for the Common Stock, the last sale price as reported on The
Nasdaq Stock Market,  Inc.'s National Market  ("Nasdaq") or its successor,  if any, or if the Common  Stock is not so  reported,  the average of the reported bid and asked  prices in the  over-the-counter  market,  as  furnished  by the
National  Quotation  Bureau,  Inc., or if such firm is not then engaged in the business of  reporting  such  prices,  as  furnished  by any similar firm then engaged in such  business  and selected by the Company or, if there is no such firm,  as furnished by any member of the National  Association  of  Securities
Dealers,  Inc. ("NASD") selected by the Company or, if the Common Stock is not quoted in the  over-the-counter  market,  the fair value thereof determined in good faith by the  Company's  Board of  Directors as of a date which is within
15 days of the date as of which the  determination  is to be made; and (d) the term  "Trading  Days" with respect to the Common Stock means (i) if the Common
Stock is quoted on Nasdaq or any similar system of automated  dissemination of quotations  of  securities  prices,  days on which  trades may be made on such system or (ii) if the Common  Stock is listed or  admitted  for trading on any national securities exchange,  days on which such national securities exchange is open for business.

IV      MISCELLANEOUS

      Section  4.1  Payment of Taxes and  Charges.  The  Company  will pay all taxes (other than income  taxes) and other  government  charges in  connection with the  issuance  or delivery of the  Warrants  and the initial  issuance or delivery of Warrant  Shares upon the  exercise of any  Warrants and payment of the Exercise  Price.  The Company shall not,  however,  be required to pay any additional  transfer  taxes in  connection  with the  subsequent  transfer  of
Warrants or any  transfer  involved in the  issuance  and  delivery of Warrant
Shares in a name  other  than the name in which  the  Warrants  to which  such issuance  relates  were  registered,  and, if any such tax would  otherwise be payable by the Company,  no such issuance or delivery shall be made unless and until the person  requesting  such issuance has paid to the Company the amount of any such tax, or it is established to the  reasonable  satisfaction  of the
Company that any such tax has been paid.

      Section 4.2.Changes to Agreement.  The Company,  when  authorized by its
Board of  Directors,  with the written  consent of Purchaser for so long as it holds any  Warrants or , if none,  then  Holders of at least a majority of the outstanding  Warrants  may amend or  supplement  this  Agreement.  The Company may,  without  the  consent or  concurrence  of any  Holder,  by  supplemental agreement or  otherwise,  make any changes or  corrections  in this  Agreement that the Company  shall have been  advised by counsel (a) are required to cure any  ambiguity  or to correct  any  defective  or  inconsistent  provision  or clerical  omission or mistake or manifest error herein  contained,  (b) add to the covenants and  agreements  of the Company in this  Agreement  such further covenants  and  agreements  thereafter  to be  observed,  or (c) result in the surrender of any right or power  reserved to or conferred  upon the Company in this Agreement,  in each case which changes or corrections do not and will not adversely affect, alter or change the rights,  privileges or immunities of the
Holders.

      Section 4.3.Assignment.   All  the  covenants  and  provisions  of  this
Agreement  by or for the benefit of the Company or the Holders  shall bind and inure to the benefit of their respective successors and permitted assigns.

      Section 4.4.Successor to Company.  In the event that the Company  merges or  consolidates  with or into  any  other  corporation  or sell or  otherwise transfers its property,  assets and business substantially as an entirety to a successor corporation,  the Company shall use reasonable commercial efforts to have such successor  corporation  assume each and every covenant and condition of this Agreement to be performed and observed by the Company.

      Section 4.5.Notices.  Any notice or demand  required  by this  Agreement to be given or made by any Holder to or on the Company  shall be  sufficiently given or made if sent by  first-class  or registered  mail,  postage  prepaid, addressed as follows:

                              Medix Resources, Inc.
                              7100 E. Belleview Avenue
                              Suite 301
                              Greenwood Village, Colorado  80111

                              Attn: John R. Prufeta
                              Tel: (303) 741-2045
                              Fax: (303) 850-9519

                        With a copy to:

                              Lyle Stewart
                              3751 South Quebec Street
                              Denver, Colorado  80237

                              Tel: (303) 267-0920
                              Fax: (303) 267-0922

Any notice or demand  required  by this  Agreement  to be given or made by the
Company to or on any  Holder  shall be  sufficiently  given or made if sent by first-class or registered mail, postage prepaid,  addressed to such Holder and sent to the following address:

                              ROYCAP INC.
                              4100 Yonge Street
                              Suite 504
                              Toronto, Ontario M2P 2G2
                              Canada

                              Attn: Steven Rider
                              Tel: (416) 266-9921
                              Fax: (416) 221-1253

                        With a copy to:

                              Fogler, Rubinoff LLP
                              Suite 4400, Royal Trust Tower
                              Toronto Dominion Centre
                              Toronto, Ontario M5K 1G8

                              Attn:  Michael Slan
                              Tel: (416) 941-8857
                              Fax: (416) 941-8852

Any notice or demand  required  by this  Agreement  to be given or made by the
Company to or on any Holder shall be  sufficiently  given or made,  whether or not such holder receives the notice,  five (5) days after mailing,  if sent by first-class or registered mail,  postage prepaid,  addressed to such Holder at its last  address  as  shown on the  books  of the  Company.  Otherwise,  such notice or demand  shall be deemed  given when  received by the party  entitled thereto.

      Section 4.6.Defects  in  Notice.  Failure  to file  any  certificate  or notice  or to mail any  notice,  or any  defect in any  certificate  or notice pursuant  to this  Agreement  shall not  affect  in any way the  rights of any
Holder or the legality or validity of any adjustment  made pursuant to Section
3.1, or any transaction  giving rise to any such  adjustment,  or the legality or validity of any action taken or to be taken by the Company.

      Section 4.7.Governing Law.  The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders.  All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of  New York, without regard to the principles of conflicts of law thereof.  The Company and the Purchaser hereby irrevocably submit to the jurisdiction of either the
Province of Ontario or the State of New York, as determined by the party initiating any proceeding, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper.  Each of the Company and the Purchaser hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

      Section 4.8.Standing.  Nothing in this  Agreement  expressed and nothing that may be implied from any of the  provisions  hereof is intended,  or shall be  construed,  to confer upon,  or give to, any person or  corporation  other than the  Company  and the  Holders of any right,  remedy or claim under or by reason of this Agreement or of any covenant, condition,  stipulation,  promise or agreement  contained herein; and all covenants,  conditions,  stipulations, promises and agreements  contained in this Agreement shall be for the sole and exclusive benefit of the Company and its successors, and the Holders.

      Section 4.9.Headings.  The  descriptive  headings  of the  articles  and sections of this  Agreement  are inserted for  convenience  only and shall not control or affect the meaning or construction of any of the provisions hereof.

      Section 4.10      Execution.  This  Agreement  may be executed in two or
more  counterparts,  all of which when taken  together shall be considered one and the same agreement and shall become effective when  counterparts have been signed by each party and  delivered  to the other party,  it being  understood that both  parties need not sign the same  counterpart.  In the event that any signature is delivered by facsimile transmission,  such signature shall create a valid and binding  obligation  of the party  executing  (or on whose  behalf such  signature  is  executed)  the same with the same  force and effect as if such facsimile signature page were an original thereof.

      Section 4.11      Availability  of  the  Agreement.  The  Company  shall
keep copies of this  Agreement  available  for  inspection  by Holders  during normal business  hours.  Copies of this Agreement may be obtained upon written request  addressed  to the  Company at the  address  set forth in Section  4.5 hereof.

      Section 4.12      Entire  Agreement.   This  Agreement,   including  the
Exhibits  referred to herein and the other  writings  specifically  identified herein or contemplated  hereby, is complete,  reflects the entire agreement of the parties with respect to its subject  matter,  and  supersedes all previous written or oral negotiations, commitments and writings.

                    WARRANT AGREEMENT COMPANY SIGNATURE PAGE

            IN WITNESS WHEREOF,  this Warrant Agreement has been duly executed by the parties as of the day and year first above written.

                                    MEDIX RESOURCES, INC.,
                                    a Colorado corporation

                                    By:   /s/Gary L. Smith
                                    Name:  Gary L. Smith
                                    Title: Executive Vice-President &
                                    Chief Financial Officer

                   WARRANT AGREEMENT PURCHASER SIGNATURE PAGE

Accepted and Agreed as of the date first written above.

                                    ROYCAP INC., an Ontario corporation

                                    By: /s/Steven Rider
            ......                  Name: Steven Rider

                                    Title: President and CEO

                                                Exhibit A to Warrant Agreement
NEITHER THESE  SECURITIES NOR THE SECURITIES  INTO WHICH THESE  SECURITIES ARE
EXERCISABLE  HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE  COMMISSION
OR THE  SECURITIES  COMMISSION  OF ANY STATE OR PROVINCE  IN RELIANCE  UPON AN
EXEMPTION  FROM  REGISTRATION  UNDER  SECURITIES  ACT OF 1933, AS AMENDED (THE
"SECURITIES  ACT"),  AND,  ACCORDINGLY,  MAY NOT BE  OFFERED  OR  SOLD  EXCEPT
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT  UNDER THE SECURITIES ACT OR
PURSUANT  TO  AN  AVAILABLE  EXEMPTION  FROM  THE  REGISTRATION   REQUIREMENTS
THEREUNDER  AND IN COMPLIANCE  WITH  APPLICABLE  STATE  SECURITIES OR BLUE SKY
LAWS.

                              MEDIX RESOURCES, INC.

                          Common Stock Purchase Warrant

Warrant No. 001-2001                                   Dated: January 10, 2001

            Medix  Resources,  Inc., a Colorado  corporation  (the "Company"),
hereby   certifies  that,  for  value   received,   RoyCap  Inc.,  an  Ontario
corporation or its registered assigns (the "Holder"), is entitled,  subject to the terms and conditions set forth herein,  to purchase from the Company up to a total of  500,000  shares of common  stock,  $0.001 par value per share (the
"Common  Stock"),  of the Company (each such share, a "Warrant  Share" and all such shares,  the "Warrant  Shares") in multiples of one hundred  (100) shares of Common Stock, subject to the terms and conditions set forth herein.  Unless otherwise  specified,  capitalized  terms used herein are defined in Exhibit A attached hereto. This Warrant is governed by the Warrant Agreement.

     Registration of Warrant. The Company shall register this Warrant in the manner set forth in Section 1.3 of the Warrant Agreement.
                    Registration of Transfers and Exchanges.
   This Warrant may only be transferred pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act. In connection with any transfer of this
  Warrant other than pursuant to an effective registration statement or to the
    Company, the Company may require the transferor thereof to provide to the
     Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such
 Warrant under the Securities Act. Holder agrees to the imprinting, so long as is required by this Section 2(a), of a legend substantially similar to that first above written on any New Warrant (as defined below). Any such transferee shall agree in writing to be bound by the terms of this Warrant and shall have the rights of Holder under this Warrant. The Company shall register the transfer of any portion of this Warrant in the records to be maintained by the Company for that purpose (the "Warrant Register"), upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed to the Company at its address for notice set forth in
      Section 10. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.
  This Warrant is exchangeable, upon the surrender hereof by the Holder to the
 Company at its address for notice set forth in Section 10 for one or more New
    Warrants, evidencing in the aggregate the right to purchase the number of
   Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.
                 Duration, Exercise and Redemption of Warrants.
                                                           Exercise By Holder.
(1)   At any time on and  after  the  Effective  Date and  prior to 5:30  p.m.
(Eastern time) on the Trading Day immediately  following January 10, 2003 (the second year  anniversary of the Drawdown Date) (the  "Expiration  Date"),  the
Holder  shall be entitled to purchase  all or a portion of the Warrant  Shares which have not been  previously  issued and with respect to which this Warrant has not been  previously  redeemed or canceled  in  accordance  with the terms hereof;  subject to the restrictions set forth herein. A "Drawdown Date" means the  date on  which  the  Holder  makes an  advance  of  funds to the  Company pursuant to the provisions of the Convertible Note.

(2)   The Holder may purchase  Warrant  Shares  hereunder by delivering to the
Company,  at its address for notice set forth in Section 10, a completed  Form of  Election  to  Purchase  in the form  attached  hereto,  together  with the payment of the  Exercise  Price  multiplied  by the  number of Warrant  Shares indicated  therein.  An "Exercise  Date" means the date of the delivery (which may be made via  facsimile) of the Form of Election to Purchase and applicable
Exercise Price.

(3)   No later than the third Trading Day  following  delivery of each Form of
Election to Purchase and the  applicable  Exercise  Price,  the Company  shall promptly  issue or cause to be issued and cause to be delivered to or upon the written  order of the  Holder  and in such  name or names  as the  Holder  may designate,  a certificate  for the Warrant Shares issuable upon such exercise, free of restrictive legends except as required by the Purchase Agreement.

i)    If the  Company  fails to  deliver  to the  Holder  the  certificate  or certificates  pursuant to this Section  within the time specified  above,  the
Holder  shall be entitled  by written  notice to the Company at any time on or before its receipt of such certificate or certificates thereafter,  to rescind such exercise.

ii)   In addition to the rights set forth in (A) above,  if the Company  fails to deliver to the Holder such  certificate  or  certificates  pursuant to this
Section  within the time  specified  above,  and if after such time the Holder purchases  (in an open  market  transaction  or  otherwise)  Common  Stock  to deliver in  satisfaction  of a sale by such Holder of the Warrant Shares which the Holder  anticipated  receiving  upon such exercise (a "Buy-In"),  then the
Company  shall  (1) pay in cash to the  Holder  the  amount  by which  (x) the
Holder's total purchase price (including  brokerage  commissions,  if any) for the Common  Stock so  purchased  exceeds (y) the product of (i) the  aggregate number of Warrant  Shares  that such  Holder  anticipated  receiving  from the exercise at issue  multiplied  by (ii) the volume  weighted  average Per Share
Market Value on the Exercise Date and (2) at the option of the Holder,  either rescind  the  exercise at issue or deliver to the Holder the number of Warrant
Shares that would have been issued had the Company  timely  complied  with its
delivery   requirements  under  this  Section.  For  example,  if  the  Holder purchases  Common  Stock having a total  purchase  price of $11,000 to cover a
Buy-In with respect to an attempted  exercise with respect to which the volume weighted  average Per Share Market  Value on the Exercise  Date was a total of
$10,000,  the Company shall be required to pay the Holder  $1,000.  The Holder shall provide the Company  written notice  indicating  the amounts  payable to the Holder in respect of the Buy-In.

                                                               Exercise Price.
            The  "Exercise  Price"  applicable  to  an  exercise  pursuant  to
Section  3(a)  shall  equal One Dollar  and  Seventy  Five Cents US (US $1.75)
(subject  to  equitable   adjustment   for  stock  splits,   reverse   splits,
combinations and other similar events in accordance with Section 7 hereof).

       Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this
 Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this
            Warrant or receiving Warrant Shares upon exercise hereof.
   Replacement of Warrant. If this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue, execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant, or in lieu of or in substitution for a lost, stolen or destroyed Warrant, a New Warrant representing an equivalent number of Warrants or Warrant Shares. If required by the Company, the Holder must provide indemnity sufficient to protect the
    Company from any loss which it may suffer if the Warrant is replaced. Any such New Warrant shall constitute an original contractual obligation of the
   Company, whether or not the allegedly lost, stolen, mutilated or destroyed
               Warrant shall be at any time enforceable by anyone.
    Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant
     Shares upon exercise of this Warrant as herein provided, the number of
   Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 7). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.
      Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant is subject to adjustment from time to time as set forth in Article III of the Warrant Agreement.
     Payment of Exercise Price. The Holder shall pay the Exercise Price for
 Warrant Shares purchased hereunder by delivery of immediately available funds unless otherwise agreed by the Company.
  Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this
    Warrant shall be computed on the basis of the aggregate number of Warrant
  Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.
  Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (Denver time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 8:00 p.m (Denver time) on any date and earlier than 11:59 p.m.
    (Denver time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv)
    if sent other than by the methods set forth in (i)-(iii) of this section, upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the
    Company, to 7100 Belleview Ave., Suite 301, Greenwood Village, Colorado,
    80111, Attention: John R. Prufeta, or to Facsimile No. (303) 850-9519, or
     (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.
   Warrant Agent. The Company shall serve as warrant agent under this Warrant.
   Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant
                                    Register.
                                 Miscellaneous.
    This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and permitted assigns.
   Subject to Section 12(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This
  Warrant shall inure to the sole and exclusive benefit of the Company and the
                                     Holder.
       The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the
  Holder hereby irrevocably submit to the jurisdictions of either the Province of Ontario or in the State of New York, as determined by the party initiating any proceeding, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.
    The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
 In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

            IN WITNESS  WHEREOF,  the Company  has caused  this  Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                         MEDIX RESOURCES, INC.

                                         By: _______________________
                                         Name:  Gary L. Smith
                                         Title: Executive Vice-President and
                                                Chief Financial Officer

                          FORM OF ELECTION TO PURCHASE

(To be  executed by the Holder to  exercise  the right to  purchase  shares of
Common Stock under the foregoing Warrant)

To Medix Resources, Inc.:

            In  accordance  with  the  Warrant  enclosed  with  this  Form  of
Election to Purchase,  the undersigned  hereby  irrevocably elects to purchase
_____________  shares of common  stock,  $.001 par value per  share,  of Medix
Resources,  Inc. (the "Common Stock") and encloses herewith  $________ in cash by wire transfer,  or by certified or official bank check or checks, which sum represents  the aggregate  Exercise  Price (as defined in the Warrant) for the number of shares of Common  Stock to which this Form of  Election  to Purchase relates,  together  with  any  applicable  taxes  payable  by the  undersigned pursuant to the Warrant.

            The  undersigned  requests  that  certificates  for the  shares of
Common Stock issuable upon this exercise be issued in the name of

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                       (Please print name and address)

            If the  number  of  shares  of  Common  Stock  issuable  upon this exercise shall not be all of the shares of Common Stock which the  undersigned is  entitled  to  purchase  in  accordance  with  the  enclosed  Warrant,  the
undersigned   requests  that  a  New  Warrant  (as  defined  in  the  Warrant)
evidencing  the right to  purchase  the  shares of Common  Stock not  issuable pursuant  to the  exercise  evidenced  hereby  be  issued  in the  name of and delivered to:

------------------------------------------------------------------------------
                       (Please print name and address)
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Dated:  _____, _____                     Name of Holder:

(Print)________________________________________________________________________

(By:) _________________________________________________________________________
(Name:)
(Title:)
                                         (Signature must conform in all
                                         respects to name of holder as
                                         specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

          [To be completed and signed only upon transfer of Warrant]

            FOR VALUE  RECEIVED,  the  undersigned  hereby sells,  assigns and transfers unto  ________________________________  the right represented by the within  Warrant  to  purchase  ____________  shares of  Common  Stock of Medix
Resources,   Inc.  to  which  the  within   Warrant   relates   and   appoints
________________  attorney  to  transfer  said  right  on the  books  of Medix
Resources, Inc. with full power of substitution in the premises.

Dated:
---------------, ----------

                                         -----------------------------------
                                         (Signature must conform in all
                                         respects to name of holder as
                                         specified on the face of the Warrant)

                                         -----------------------------------
                                         Address of Transferee
                                         ===================================

In the presence of:

-----------------------------------------

                                    Exhibit A

1.   "Business  Day"  means any day  except  Saturday,  Sunday and any day which shall be a federal legal holiday or a day on which banking  institutions in the  State  of  Colorado  are  authorized  or  required  by  law  or  other governmental action to close.

2.   "Commission" means the Securities and Exchange Commission.

3.   "Convertible  Note"  means the  Convertible  Note dated  December  29, 2000 issued by the Company in favour of the Holder which  permits the Company to draw up to two million five hundred thousand US Dollars (US$2,500,000).

4.   "Effective  Date"  means  the  date  the  Underlying  Shares   Registration
     Statement  is  declared  effective  by the  Commission  and  notice of such effectiveness is delivered to Holder.

5.   "Per Share Market  Value" means on any  particular  date (a) the  aggregate price of Common Stock sold on such date on the American  Stock  Exchange or on such  subsequent  market  on which the  shares of Common  Stock are then listed or quoted  divided by the number of shares of Common  Stock so sold, or if there is no such price on such date,  then the  closing  price on the
     American  Stock Exchange or on such  subsequent  market on the date nearest preceding  such date,  or (b) if  the  shares of Common  Stock are not then listed or quoted on the  American  Stock  Exchange or a subsequent m arket, the closing bid price for a share of Common  Stock in the  over-the-counter market,  as reported  by the  National  Quotation  Bureau  Incorporated  or
     similar  organization  or agency  succeeding  to its functions of reporting prices)  at the close of  business  on such  date,  or (c) if the shares of
     Common  Stock  are not  then  reported  by the  National  Quotation  Bureau
     Incorporated (or similar organization or agency succeeding to its functions of reporting  prices),  then the average of the "Pink Sheet" quotes for the relevant  conversion  period, as determined in good faith by the Holder, or
     (d) if the shares of Common Stock are not then  publicly  traded,  the fair market  value of a share of  Common  Stock as  determined  by an  Appraiser selected in good faith by the Holder.

6.   "Purchase  Agreement" means the Securities  Purchase  Agreement dated as of
     December 29, 2000 to which the Company and the Holder hereof are parties.

7.   "Trading  Day"  means  (a) a  day on which the  shares of Common  Stock are traded on the American Stock Exchange or on such subsequent market on which the shares of Common Stock are then listed or quoted,  or (b) if the shares of  Common  Stock  are not  listed  on the  American  Stock  Exchange  or a subsequent  market, a day on which the shares of Common Stock are traded in the  over-the-counter  market,  as reported by the OTC Bulletin  Board,  or
     (c) if the shares of Common Stock are not quoted on the OTC Bulletin Board,
     a  day  on  which  the   shares  of   Common   Stock  are   quoted  in  the
     over-the-counter  market  as  reported  by the  National  Quotation  Bureau
     Incorporated  (or  any  similar   organization  or  agency  succeeding  its
     functions of reporting prices);  provided,  however, that in the event that the  shares of Common  Stock are not  listed or quoted as set forth in (a),
     (b) and (c) hereof, then Trading Day shall mean a Business Day.

8.   "Underlying Shares Registration Statement" shall have the meaning set forth in the Purchase Agreement.

9.   "Warrant  Agreement"  means the Warrant  Agreement dated as of the December
     29, 2000 to which the Company and the Holder hereof are parties.

                                                Exhibit B to Warrant Agreement
NEITHER THESE  SECURITIES NOR THE SECURITIES  INTO WHICH THESE  SECURITIES ARE
EXERCISABLE  HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE  COMMISSION
OR THE  SECURITIES  COMMISSION  OF ANY STATE OR PROVINCE  IN RELIANCE  UPON AN
EXEMPTION  FROM  REGISTRATION  UNDER  SECURITIES  ACT OF 1933, AS AMENDED (THE
"SECURITIES  ACT"),  AND,  ACCORDINGLY,  MAY NOT BE  OFFERED  OR  SOLD  EXCEPT
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT  UNDER THE SECURITIES ACT OR
PURSUANT  TO  AN  AVAILABLE  EXEMPTION  FROM  THE  REGISTRATION   REQUIREMENTS
THEREUNDER  AND IN COMPLIANCE  WITH  APPLICABLE  STATE  SECURITIES OR BLUE SKY
LAWS.

                              MEDIX RESOURCES, INC.

                          Common Stock Purchase Warrant

Warrant No. o                                                   Dated: o, 2001

            Medix  Resources,  Inc., a Colorado  corporation  (the "Company"),
hereby   certifies  that,  for  value   received,   RoyCap  Inc.,  an  Ontario
corporation or its registered assigns (the "Holder"), is entitled,  subject to the terms and conditions set forth herein,  to purchase from the Company up to a total of  250,000  shares of common  stock,  $0.001 par value per share (the
"Common  Stock"),  of the Company (each such share, a "Warrant  Share" and all such shares,  the "Warrant  Shares") in multiples of one hundred  (100) shares of Common Stock, subject to the terms and conditions set forth herein.  Unless otherwise  specified,  capitalized  terms used herein are defined in Exhibit A attached hereto. This Warrant is governed by the Warrant Agreement.

     Registration of Warrant. The Company shall register this Warrant in the manner set forth in Section 1.3 of the Warrant Agreement.
                    Registration of Transfers and Exchanges.
   This Warrant may only be transferred pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements of the Securities Act. In connection with any transfer of this
  Warrant other than pursuant to an effective registration statement or to the
    Company, the Company may require the transferor thereof to provide to the
     Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such
 Warrant under the Securities Act. Holder agrees to the imprinting, so long as is required by this Section 2(a), of a legend substantially similar to that first above written on any New Warrant (as defined below). Any such transferee shall agree in writing to be bound by the terms of this Warrant and shall have the rights of Holder under this Warrant. The Company shall register the transfer of any portion of this Warrant in the records to be maintained by the Company for that purpose (the "Warrant Register"), upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed to the Company at its address for notice set forth in
      Section 10. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.
  This Warrant is exchangeable, upon the surrender hereof by the Holder to the
 Company at its address for notice set forth in Section 10 for one or more New
    Warrants, evidencing in the aggregate the right to purchase the number of
   Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.
                 Duration, Exercise and Redemption of Warrants.
                                                           Exercise By Holder.
(4)   At any time on and  after  the  Effective  Date and  prior to 5:30  p.m.
(Eastern  time) on the Trading Day  immediately  following  [insert date] (the second year  anniversary of the Drawdown Date) (the  "Expiration  Date"),  the
Holder  shall be entitled to purchase  all or a portion of the Warrant  Shares which have not been  previously  issued and with respect to which this Warrant has not been  previously  redeemed or canceled  in  accordance  with the terms hereof;  subject to the restrictions set forth herein. A "Drawdown Date" means the  date on  which  the  Holder  makes an  advance  of  funds to the  Company pursuant to the provisions of the Convertible Note.

(5)   The Holder may purchase  Warrant  Shares  hereunder by delivering to the
Company,  at its address for notice set forth in Section 10, a completed  Form of  Election  to  Purchase  in the form  attached  hereto,  together  with the payment of the  Exercise  Price  multiplied  by the  number of Warrant  Shares indicated  therein.  An "Exercise  Date" means the date of the delivery (which may be made via  facsimile) of the Form of Election to Purchase and applicable
Exercise Price.

(6)   No later than the third Trading Day  following  delivery of each Form of
Election to Purchase and the  applicable  Exercise  Price,  the Company  shall promptly  issue or cause to be issued and cause to be delivered to or upon the written  order of the  Holder  and in such  name or names  as the  Holder  may designate,  a certificate  for the Warrant Shares issuable upon such exercise, free of restrictive legends except as required by the Purchase Agreement.

i)    If the  Company  fails to  deliver  to the  Holder  the  certificate  or certificates  pursuant to this Section  within the time specified  above,  the
Holder  shall be entitled  by written  notice to the Company at any time on or before its receipt of such certificate or certificates thereafter,  to rescind such exercise.
ii)   In addition to the rights set forth in (A) above,  if the Company  fails to deliver to the Holder such  certificate  or  certificates  pursuant to this
Section  within the time  specified  above,  and if after such time the Holder purchases  (in an open  market  transaction  or  otherwise)  Common  Stock  to deliver in  satisfaction  of a sale by such Holder of the Warrant Shares which the Holder  anticipated  receiving  upon such exercise (a "Buy-In"),  then the
Company  shall  (1) pay in cash to the  Holder  the  amount  by which  (x) the
Holder's total purchase price (including  brokerage  commissions,  if any) for the Common  Stock so  purchased  exceeds (y) the product of (i) the  aggregate number of Warrant  Shares  that such  Holder  anticipated  receiving  from the exercise at issue  multiplied  by (ii) the volume  weighted  average Per Share
Market Value on the Exercise Date and (2) at the option of the Holder,  either rescind  the  exercise at issue or deliver to the Holder the number of Warrant
Shares that would have been issued had the Company  timely  complied  with its
delivery   requirements  under  this  Section.  For  example,  if  the  Holder purchases  Common  Stock having a total  purchase  price of $11,000 to cover a
Buy-In with respect to an attempted  exercise with respect to which the volume weighted  average Per Share Market  Value on the Exercise  Date was a total of
$10,000,  the Company shall be required to pay the Holder  $1,000.  The Holder shall provide the Company  written notice  indicating  the amounts  payable to the Holder in respect of the Buy-In.

                                                               Exercise Price.
            The  "Exercise  Price"  applicable  to  an  exercise  pursuant  to
Section  3(a) shall  equal One Dollar and  Seventy-Five  Cents U.S.  (US$1.75)
(subject  to  equitable   adjustment   for  stock  splits,   reverse   splits,
combinations and other similar events in accordance with Section 7 hereof).

       Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this
 Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this
            Warrant or receiving Warrant Shares upon exercise hereof.
   Replacement of Warrant. If this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue, execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant, or in lieu of or in substitution for a lost, stolen or destroyed Warrant, a New Warrant representing an equivalent number of Warrants or Warrant Shares. If required by the Company, the Holder must provide indemnity sufficient to protect the
    Company from any loss which it may suffer if the Warrant is replaced. Any such New Warrant shall constitute an original contractual obligation of the
   Company, whether or not the allegedly lost, stolen, mutilated or destroyed
               Warrant shall be at any time enforceable by anyone.
    Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant
     Shares upon exercise of this Warrant as herein provided, the number of
   Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 7). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.
      Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant is subject to adjustment from time to time as set forth in Article III of the Warrant Agreement.
     Payment of Exercise Price. The Holder shall pay the Exercise Price for
 Warrant Shares purchased hereunder by delivery of immediately available funds unless otherwise agreed by the Company.
  Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this
    Warrant shall be computed on the basis of the aggregate number of Warrant
  Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.
  Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (Denver time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 8:00 p.m (Denver time) on any date and earlier than 11:59 p.m.
    (Denver time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv)
    if sent other than by the methods set forth in (i)-(iii) of this section, upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the
    Company, to 7100 Belleview Ave., Suite 301, Greenwood Village, Colorado,
   80111, Attention: President, or to Facsimile No. (303) 850-9519, or (ii) if
  to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.
   Warrant Agent. The Company shall serve as warrant agent under this Warrant.
   Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant
                                    Register.
                                 Miscellaneous.
    This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and permitted assigns.
   Subject to Section 12(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant. This
  Warrant shall inure to the sole and exclusive benefit of the Company and the
                                     Holder.
       The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and the Holder hereby irrevocably submit to the jurisdictions of either the Province of
   Ontario or the state of New York, as determined by the party initiating any proceeding, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof.
    Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.
    The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
 In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

            IN WITNESS  WHEREOF,  the Company  has caused  this  Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                         MEDIX RESOURCES, INC.

                                         By: _____________________________
                                         Name:
                                         Title:

                          FORM OF ELECTION TO PURCHASE

(To be  executed by the Holder to  exercise  the right to  purchase  shares of
Common Stock under the foregoing Warrant)

To Medix Resources, Inc.:

            In  accordance  with  the  Warrant  enclosed  with  this  Form  of
Election to Purchase,  the undersigned  hereby  irrevocably elects to purchase
_____________  shares of common  stock,  $.001 par value per  share,  of Medix
Resources,  Inc. (the "Common Stock") and encloses herewith  $________ in cash by wire transfer,  or by certified or official bank check or checks, which sum represents  the aggregate  Exercise  Price (as defined in the Warrant) for the number of shares of Common  Stock to which this Form of  Election  to Purchase relates,  together  with  any  applicable  taxes  payable  by the  undersigned pursuant to the Warrant.

            The  undersigned  requests  that  certificates  for the  shares of
Common Stock issuable upon this exercise be issued in the name of

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                       (Please print name and address)

            If the  number  of  shares  of  Common  Stock  issuable  upon this exercise shall not be all of the shares of Common Stock which the  undersigned is  entitled  to  purchase  in  accordance  with  the  enclosed  Warrant,  the
undersigned   requests  that  a  New  Warrant  (as  defined  in  the  Warrant)
evidencing  the right to  purchase  the  shares of Common  Stock not  issuable pursuant  to the  exercise  evidenced  hereby  be  issued  in the  name of and delivered to:

------------------------------------------------------------------------------
                       (Please print name and address)
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Dated:  _____, _____                     Name of Holder:

(Print)_______________________________________________________________________

(By:) ________________________________________________________________________
(Name:)
(Title:)
                                         (Signature must conform in all
                                         respects to name of holder as
                                         specified on the face of the Warrant)

                              FORM OF ASSIGNMENT

          [To be completed and signed only upon transfer of Warrant]

            FOR VALUE  RECEIVED,  the  undersigned  hereby sells,  assigns and transfers unto  ________________________________  the right represented by the within  Warrant  to  purchase  ____________  shares of  Common  Stock of Medix
Resources,   Inc.  to  which  the  within   Warrant   relates   and   appoints
________________  attorney  to  transfer  said  right  on the  books  of Medix
Resources, Inc. with full power of substitution in the premises.

Dated:
---------------, ----------

                                         -------------------------------------
                                         (Signature must conform in all
                                         respects to name of holder as
                                         specified on the face of the Warrant)

                                         -------------------------------------

                                         Address of Transferee
                                         =====================================
                                         ----------------------------------------

In the presence of:
-------------------------------------

                                  Exhibit A

1.   "Business  Day"  means any day  except  Saturday,  Sunday and any day which shall be a federal legal holiday or a day on which banking  institutions in the  State  of  Colorado  are  authorized  or  required  by  law  or  other governmental action to close.

2.   "Commission" means the Securities and Exchange Commission.

3.   "Convertible  Note"  means the  Convertible  Note dated  December  29, 2000 issued by the Company in favour of the Holder which  permits the Company to draw up to two million five hundred thousand US Dollars (US$2,500,000).

4.   "Effective  Date"  means  the  date  the  Underlying  Shares   Registration
     Statement  is  declared  effective  by the  Commission  and  notice of such effectiveness is delivered to Holder.

5.   "Per Share Market  Value" means on any  particular  date (a) the  aggregate price of Common Stock sold on such date on the American  Stock  Exchange or on such  Subsequent  Market  on which the  shares of Common  Stock are then listed or quoted  divided by the number of shares of Common  Stock so sold, or if there is no such price on such date,  then the  closing  price on the
     American  Stock Exchange or on such  Subsequent  Market on the date nearest preceding  such date,  or (b) if  the  shares of Common  Stock are not then listed or quoted on the American Stock Exchange or a Subsequent Market, the
     closing  bid  price  for a share of  Common  Stock in the  over-the-counter market,  as reported  by the  National  Quotation  Bureau  Incorporated  or
     similar  organization  or agency  succeeding  to its functions of reporting prices)  at the close of  business  on such  date,  or (c) if the shares of
     Common  Stock  are not  then  reported  by the  National  Quotation  Bureau
     Incorporated (or similar organization or agency succeeding to its functions of reporting  prices),  then the average of the "Pink Sheet" quotes for the relevant  conversion  period, as determined in good faith by the Holder, or
     (d) if the shares of Common Stock are not then  publicly  traded,  the fair market  value of a share of  Common  Stock as  determined  by an  Appraiser selected in good faith by the Holder.

6.   "Purchase  Agreement" means the Securities  Purchase  Agreement dated as of
     December 29, 2000 to which the Company and the Holder hereof are parties.

7.   "Trading  Day"  means  (a) a  day on which the  shares of Common  Stock are traded on the American Stock Exchange or on such Subsequent Market on which the shares of Common Stock are then listed or quoted,  or (b) if the shares of  Common  Stock  are not  listed  on the  American  Stock  Exchange  or a
     Subsequent  Market, a day on which the shares of Common Stock are traded in the  over-the-counter  market,  as reported by the OTC Bulletin  Board,  or
     (c) if the shares of Common Stock are not quoted on the OTC Bulletin Board,
     a  day  on  which  the   shares  of   Common   Stock  are   quoted  in  the
     over-the-counter  market  as  reported  by the  National  Quotation  Bureau
     Incorporated  (or  any  similar   organization  or  agency  succeeding  its
     functions of reporting prices);  provided,  however, that in the event that the  shares of Common  Stock are not  listed or quoted as set forth in (a),
     (b) and (c) hereof, then Trading Day shall mean a Business Day.

8."Underlying Shares Registration Statement" shall have the meaning set forth in the Purchase Agreement.

9.   "Warrant  Agreement"  means the Warrant  Agreement dated as of the December
     29, 2000 to which the Company and the Holder hereof are parties.

                                                Exhibit C to Warrant Agreement
NEITHER THESE  SECURITIES NOR THE SECURITIES  INTO WHICH THESE  SECURITIES ARE
EXERCISABLE  HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE  COMMISSION
OR THE  SECURITIES  COMMISSION  OF ANY STATE OR PROVINCE  IN RELIANCE  UPON AN
EXEMPTION  FROM  REGISTRATION  UNDER  SECURITIES  ACT OF 1933, AS AMENDED (THE
"SECURITIES  ACT"),  AND,  ACCORDINGLY,  MAY NOT BE  OFFERED  OR  SOLD  EXCEPT
PURSUANT TO AN EFFECTIVE  REGISTRATION  STATEMENT  UNDER THE SECURITIES ACT OR
PURSUANT  TO  AN  AVAILABLE  EXEMPTION  FROM  THE  REGISTRATION   REQUIREMENTS
THEREUNDER  AND IN COMPLIANCE  WITH  APPLICABLE  STATE  SECURITIES OR BLUE SKY
LAWS.

                              MEDIX RESOURCES, INC.

                       Common Stock Purchase Call Warrant

Warrant No. o                                                   Dated: o, 2001

            Medix  Resources,  Inc., a Colorado  corporation  (the "Company"),
hereby   certifies  that,  for  value   received,   RoyCap  Inc.,  an  Ontario
corporation or its registered assigns (the "Holder"), is entitled,  subject to the terms and conditions set forth herein,  to purchase from the Company up to a total of  750,000  shares of common  stock,  $0.001 par value per share (the
"Common  Stock"),  of the Company (each such share, a "Warrant  Share" and all such shares,  the "Warrant  Shares") in multiples of one hundred  (100) shares of Common Stock, subject to the terms and conditions set forth herein.  Unless otherwise  specified,  capitalized  terms used herein are defined in Exhibit A attached hereto. This Warrant is governed by the Warrant Agreement.

(a)  Registration  of Warrant.  The Company  shall  register this Warrant in the manner set forth in Section 1.3 of the Warrant Agreement.

(b)  Registration of Transfers and Exchanges.

     (i)  This  Warrant  may  only  be  transferred  pursuant  to  an  effective registration  statement  under the  Securities  Act, to the Company or pursuant  to an  available  exemption  from  or in a  transaction  not subject to the  registration  requirements  of the Securities  Act. In connection with any transfer of this Warrant other than pursuant to an effective  registration  statement or to the Company,  the Company may require the transferor thereof to provide to the Company an opinion of counsel  selected by the  transferor,  the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such Warrant under the Securities  Act.  Holder agrees to the  imprinting,  so long as is required by this Section  2(a), of a legend  substantially  similar to that first above  written on any New Warrant (as defined  below).  Any such  transferee  shall  agree in  writing to be bound by the terms of this Warrant and shall have the rights of Holder  under this  Warrant.
          The Company shall register the transfer of any portion of this Warrant in the records to be  maintained  by the Company for that purpose (the
          "Warrant Register"),  upon surrender of this Warrant, with the Form of
          Assignment attached hereto duly completed and signed to the Company at its  address  for  notice  set  forth  in  Section  10.  Upon any such registration  or transfer,  a new warrant to purchase Common Stock, in substantially  the form of this Warrant (any such new warrant,  a "New
          Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the  transferring  Holder.  The  acceptance  of the New Warrant by the transferee  thereof shall be deemed the acceptance of such  transferee of all of the rights and  obligations  of a holder of a Warrant.

     (ii) This Warrant is exchangeable,  upon the surrender hereof by the Holder to the  Company at its  address for notice set forth in Section 10 for one or more New  Warrants,  evidencing  in the  aggregate the right to purchase  the number of  Warrant  Shares  which may then be  purchased hereunder.  Any  such  New  Warrant  will be  dated  the  date of such exchange.  (c)  Duration,  Exercise and  Redemption  of Warrants.  (i)
          Exercise  By  Holder.

          (1)  At any time on or  before  the  forty-fifth  (45th)  day from the
               Effective  Date (the  "Expiration  Date"),  the  Holder  shall be entitled to purchase all or a portion of the Warrant Shares which have not been  previously  issued and with  respect to which this
               Warrant  has  not  been   previously   redeemed  or  canceled  in
               accordance with the terms hereof; subject to the restrictions set forth herein.

          (2)  The Holder may purchase Warrant Shares hereunder by delivering to the Company, at its address for notice set forth in Section 10, a completed  Form of  Election  to  Purchase  in the form  attached
               hereto,   together  with  the  payment  of  the  Exercise   Price
               multiplied by the number of Warrant Shares indicated therein.  An
               "Exercise Date" means the date of the delivery (which may be made via facsimile) of the Form of Election to Purchase and applicable
               Exercise Price.

          (3)  No later than the third  Trading Day  following  delivery of each
               Form of Election to Purchase and the applicable  Exercise  Price, the Company shall  promptly issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for
               the  Warrant  Shares   issuable  upon  such  exercise,   free  of
               restrictive legends except as required by the Purchase Agreement.

               If the Company fails to deliver to the Holder the certificate  or certificates  pursuant to this Section  within the time specified above,  the Holder  shall be  entitled  by written  notice to the
               Company at any time on or before its receipt of such  certificate or certificates thereafter, to rescind such exercise.

                              In  addition  to the  rights  set  forth  in (A)
above,  if the  Company  fails to deliver to the Holder  such  certificate  or certificates  pursuant to this Section within the time specified above, and if after  such  time the  Holder  purchases  (in an open  market  transaction  or otherwise)  Common Stock to deliver in  satisfaction  of a sale by such Holder of the  Warrant  Shares  which  the  Holder  anticipated  receiving  upon such exercise (a  "Buy-In"),  then the Company  shall (1) pay in cash to the Holder the  amount  by  which  (x)  the  Holder's  total  purchase  price  (including brokerage  commissions,  if any) for the Common Stock so purchased exceeds (y)
the  product of (i) the  aggregate  number of Warrant  Shares that such Holder anticipated  receiving  from  the  exercise  at issue  multiplied  by (ii) the volume  weighted  average Per Share Market Value on the Exercise  Date and (2)
at the option of the Holder,  either  rescind the exercise at issue or deliver to the Holder the number of  Warrant  Shares  that would have been  issued had the  Company  timely  complied  with  its  delivery  requirements  under  this
Section.  For  example,  if the Holder  purchases  Common Stock having a total purchase  price of $11,000  to cover a Buy-In  with  respect  to an  attempted exercise  with respect to which the volume  weighted  average Per Share Market
Value on the  Exercise  Date  was a total of  $10,000,  the  Company  shall be required  to pay the Holder  $1,000.  The Holder  shall  provide  the  Company written notice  indicating the amounts payable to the Holder in respect of the
Buy-In.

(ii) Exercise Price.
            The  "Exercise  Price"  applicable  to  an  exercise  pursuant  to
Section  3(a) shall equal  Ninety US Cents  (US$0.90)  (subject  to  equitable adjustment for stock splits,  reverse splits,  combinations  and other similar events in accordance with Section 7 hereof).

(d)  Payment  of  Taxes.  The  Company  will  pay all  documentary  stamp  taxes attributable  to the  issuance of Warrant  Shares upon the exercise of this
     Warrant;  provided,  however, that the Company shall not be required to pay any tax which may be payable in respect  of any  transfer  involved  in the registration of any  certificates  for Warrant Shares or Warrants in a name other than that of the  Holder.  The Holder  shall be  responsible  for all other tax liability  that may arise as a result of holding or  transferring this Warrant or receiving Warrant Shares upon exercise hereof.

(e)  Replacement of Warrant. If this Warrant shall be mutilated, lost, stolen or destroyed,  the Company shall issue,  execute and deliver,  in exchange and substitution for and upon cancellation of a mutilated  Warrant,  or in lieu of or in  substitution  for a lost,  stolen  or  destroyed  Warrant,  a New
     Warrant representing an equivalent number of Warrants or Warrant Shares. If required by the Company,  the Holder must provide  indemnity  sufficient to protect  the  Company  from any loss which it may suffer if the  Warrant is replaced.  Any such New Warrant shall  constitute  an original  contractual obligation  of the  Company,  whether or not the  allegedly  lost,  stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

(f)  Reservation of Warrant  Shares.  The Company  covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued  Common  Stock,  solely for the  purpose of  enabling  it to issue
     Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire  Warrant,  free from  preemptive  rights or any other actual contingent  purchase  rights of persons other than the Holder  (taking into account  the  adjustments  and  restrictions  of Section  7).  The  Company covenants that all Warrant Shares that shall be so issuable and deliverable shall,  upon issuance and the payment of the  applicable  Exercise Price in accordance with the terms hereof,  be duly and validly  authorized,  issued and fully paid and nonassessable.

(g)  Certain  Adjustments.  The  Exercise  Price and  number of  Warrant  Shares issuable upon  exercise of this Warrant is subject to adjustment  from time to time as set forth in Article III of the Warrant Agreement.

(h)  Payment of Exercise  Price.  The Holder  shall pay the  Exercise  Price for
     Warrant Shares  purchased  hereunder by delivery of  immediately  available funds unless otherwise agreed by the Company.

(i)  Fractional  Shares.  The Company shall not be required to issue or cause to be issued  fractional  Warrant Shares on the exercise of this Warrant.  The number of full Warrant  Shares which shall be issuable upon the exercise of this  Warrant  shall be  computed on the basis of the  aggregate  number of
     Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction  of a Warrant  Share  would,  except  for the  provisions  of this
     Section, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

(j)  Notices.  Any  and  all  notices  or  other  communications  or  deliveries hereunder  shall be in writing and shall be deemed  given and  effective on
     the  earliest  of  (i)  the  date  of  transmission,   if  such  notice  or
     communication is delivered via facsimile at the facsimile  telephone number specified in this Section  prior to 8:00 p.m.  (Denver  time) on a business day, (ii) the business day after the date of  transmission,  if such notice or  communication  is delivered via  facsimile at the  facsimile  telephone number  specified in this Section  later than 8:00 p.m (Denver time) on any date and  earlier  than 11:59 p.m.  (Denver  time) on such date,  (iii) the business  day  following  the  date  of  mailing,  if  sent  by  nationally recognized  overnight  courier  service,  or (iv) if sent other than by the methods set forth in (i)-(iii) of this section,  upon actual receipt by the party to whom such notice is required to be given.  The  addresses for such communications  shall be: (i) if to the Company,  to 7100  Belleview  Ave.,
     Suite 301, Greenwood Village, Colorado, 80111, Attention:o, or to Facsimile
     No. (303) 850-9519,  or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile  number as the Holder may provide to the Company in accordance with this Section.

(k)  Warrant Agent. The Company shall serve as warrant agent under this Warrant.
     Upon thirty (30) days' notice to the Holder,  the Company may appoint a new warrant agent.  Any  corporation  into which the Company or any new warrant agent may be merged or any corporation  resulting from any consolidation to which  the  Company  or any new  warrant  agent  shall  be a  party  or any corporation  to  which  the  Company  or any new  warrant  agent  transfers substantially all of its corporate trust or shareholders  services business shall be a successor  warrant agent under this Warrant  without any further act. Any such  successor  warrant agent shall  promptly cause notice of its succession  as warrant  agent to be mailed (by first  class  mail,  postage prepaid) to the Holder at the Holder's last address as shown on the Warrant
     Register.

(l)  Miscellaneous.

     (i)  This  Warrant  shall be  binding  on and inure to the  benefit  of the parties  hereto and their  respective  successors  and  assigns.  This
          Warrant may be amended  only in writing  signed by the Company and the
          Holder and their successors and permitted assigns.

     (ii) Subject to Section  12(a),  above,  nothing in this  Warrant  shall be construed to give to any person or corporation  other than the Company and the Holder any legal or  equitable  right,  remedy or cause  under this  Warrant.  This  Warrant  shall  inure to the sole and  exclusive benefit of the Company and the Holder. (iii) The corporate laws of the
          State of Colorado  shall  govern all issues  concerning  the  relative rights  of the  Company  and its  stockholders.  All  other  questions concerning the construction,  validity, enforcement and interpretation of this  Warrant  shall be governed by and  construed  and enforced in accordance  with the laws of the State of New York,  without regard to the principles of conflicts of law thereof. The Company and the Holder hereby  irrevocably  submit to the jurisdiction of either the Province of  Ontario  or the  State of New  York,  as  determined  by the party initiating  any  proceeding,  for  the  adjudication  of  any  dispute
          hereunder  or  in   connection   herewith  or  with  any   transaction
          contemplated  hereby  or  discussed  herein,  and  hereby  irrevocably waives,  and agrees not to assert in any suit,  action or  proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper.  Each of the  Company  and the Holder  hereby  irrevocably  waives  personal service of process and  consents to process  being  served in any such suit,  action or  proceeding  by  receiving a copy thereof sent to the
          Company  at the  address  in  effect  for  notices  to it  under  this instrument  and agrees that such  service  shall  constitute  good and sufficient  service of process and notice thereof.  Nothing  contained herein shall be deemed to limit in any way any right to serve  process in any manner permitted by law.

     (iv) The headings herein are for convenience only, do not constitute a part of this  Warrant and shall not be deemed to limit or affect any of the provisions hereof.

     (v)  In case any one or more of the  provisions  of this  Warrant  shall be
          invalid  or   unenforceable   in  any   respect,   the   validity  and
          enforceability  of the remaining  terms and provisions of this Warrant shall not in any way be affected  or impaired  thereby and the parties will  attempt  in good  faith to agree  upon a valid  and  enforceable
          provision  which  shall  be  a  commercially   reasonable   substitute
          therefor,  and upon so agreeing,  shall  incorporate  such  substitute provision in this Warrant.

            IN WITNESS  WHEREOF,  the Company  has caused  this  Warrant to be duly executed by its authorized officer as of the date first indicated above.

                                         MEDIX RESOURCES, INC.

                                         By: ______________________________
                                         Name:
                                         Title:

                          FORM OF ELECTION TO PURCHASE

(To be  executed by the Holder to  exercise  the right to  purchase  shares of
Common Stock under the foregoing Warrant)

To Medix Resources, Inc.:

            In  accordance  with  the  Warrant  enclosed  with  this  Form  of
Election to Purchase,  the undersigned  hereby  irrevocably elects to purchase
_____________  shares of common  stock,  $.001 par value per  share,  of Medix
Resources,  Inc. (the "Common Stock") and encloses herewith  $________ in cash by wire transfer,  or by certified or official bank check or checks, which sum represents  the aggregate  Exercise  Price (as defined in the Warrant) for the number of shares of Common  Stock to which this Form of  Election  to Purchase relates,  together  with  any  applicable  taxes  payable  by the  undersigned pursuant to the Warrant.

            The  undersigned  requests  that  certificates  for the  shares of
Common Stock issuable upon this exercise be issued in the name of

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                       (Please print name and address)

            If the  number  of  shares  of  Common  Stock  issuable  upon this exercise shall not be all of the shares of Common Stock which the  undersigned is  entitled  to  purchase  in  accordance  with  the  enclosed  Warrant,  the
undersigned   requests  that  a  New  Warrant  (as  defined  in  the  Warrant)
evidencing  the right to  purchase  the  shares of Common  Stock not  issuable pursuant  to the  exercise  evidenced  hereby  be  issued  in the  name of and delivered to:

------------------------------------------------------------------------------
                       (Please print name and address)
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Dated:  _____, _____                     Name of Holder:

(Print)_______________________________________________________________________

(By:) ________________________________________________________________________
(Name:)
(Title:)
                                         (Signature must conform in all
                                         respects to name of holder as
                                         specified on the face of the Warrant)

                               FORM OF ASSIGNMENT

          [To be completed and signed only upon transfer of Warrant]

            FOR VALUE  RECEIVED,  the  undersigned  hereby sells,  assigns and transfers unto  ________________________________  the right represented by the within  Warrant  to  purchase  ____________  shares of  Common  Stock of Medix
Resources,   Inc.  to  which  the  within   Warrant   relates   and   appoints
________________  attorney  to  transfer  said  right  on the  books  of Medix
Resources, Inc. with full power of substitution in the premises.

Dated:
---------------, ----------

                                         --------------------------------------
                                         (Signature must conform in all
                                         respects to name of holder as
                                         specified on the face of the Warrant)

                                         --------------------------------------

                                         Address of Transferee

                                         --------------------------------------

                                         --------------------------------------

In the presence of:
--------------------------------------

                                    Exhibit A

1.   "Business  Day"  means any day  except  Saturday,  Sunday and any day which shall be a federal legal holiday or a day on which banking  institutions in the  State  of  Colorado  are  authorized  or  required  by  law  or  other governmental action to close.

2.   "Commission" means the Securities and Exchange Commission.

3.   "Effective  Date"  means  the  date  the  Underlying  Shares   Registration
     Statement  is  declared  effective  by the  Commission  and  notice of such effectiveness is delivered to Holder.

4.   "Per Share Market  Value" means on any  particular  date (a) the  aggregate price of Common Stock sold on such date on the American  Stock  Exchange or on such  Subsequent  Market  on which the  shares of Common  Stock are then listed or quoted  divided by the number of shares of Common  Stock so sold, or if there is no such price on such date,  then the  closing  price on the
     American  Stock Exchange or on such  Subsequent  Market on the date nearest preceding  such date,  or (b) if  the  shares of Common  Stock are not then listed or quoted on the American Stock Exchange or a Subsequent Market, the
     closing  bid  price  for a share of  Common  Stock in the  over-the-counter market,  as reported  by the  National  Quotation  Bureau  Incorporated  or
     similar  organization  or agency  succeeding  to its functions of reporting prices)  at the close of  business  on such  date,  or (c) if the shares of
     Common  Stock  are not  then  reported  by the  National  Quotation  Bureau
     Incorporated (or similar organization or agency succeeding to its functions of reporting  prices),  then the average of the "Pink Sheet" quotes for the relevant  conversion  period, as determined in good faith by the Holder, or
     (d) if the shares of Common Stock are not then  publicly  traded,  the fair market  value of a share of  Common  Stock as  determined  by an  Appraiser selected in good faith by the Holder.

5.   "Purchase  Agreement" means the Securities  Purchase  Agreement dated as of
     December 29, 2000 to which the Company and the Holder hereof are parties.

6.   "Trading  Day"  means  (a) a  day on which the  shares of Common  Stock are traded on the American Stock Exchange or on such Subsequent Market on which the shares of Common Stock are then listed or quoted,  or (b) if the shares of  Common  Stock  are not  listed  on the  American  Stock  Exchange  or a
     Subsequent  Market, a day on which the shares of Common Stock are traded in the  over-the-counter  market,  as reported by the OTC Bulletin  Board,  or
     (c) if the shares of Common Stock are not quoted on the OTC Bulletin Board,
     a  day  on  which  the   shares  of   Common   Stock  are   quoted  in  the
     over-the-counter  market  as  reported  by the  National  Quotation  Bureau
     Incorporated  (or  any  similar   organization  or  agency  succeeding  its
     functions of reporting prices);  provided,  however, that in the event that the  shares of Common  Stock are not  listed or quoted as set forth in (a),
     (b) and (c) hereof, then Trading Day shall mean a Business Day.

7.   "Underlying Shares Registration Statement" shall have the meaning set forth in the Purchase Agreement.

8.   "Warrant  Agreement"  means the Warrant  Agreement dated as of the December
     29, 2000 to which the Company and the Holder hereof are parties.